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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 22, 2000
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                                    UST Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                    0-17506                  06-1193986
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(State or other jurisdiction of       (Commission             (I.R.S. Employer
 incorporation or organization)      File Number)            Identification No.)



100 West Putnam Avenue, Greenwich, Connecticut                     06830
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   (Address of principal executive offices)                      (Zip Code)




        Registrant's telephone number, including area code (203) 661-1100
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.         OTHER EVENTS

     On June 22, 2000, the Company was served with a complaint filed in the United States District Court for the District of Columbia by Keystone Tobacco Co., Inc. ("Keystone"), a wholesaler/distributor located in Binghamton, New York (Keystone Tobacco Co, Inc. v. United States Tobacco Company, et al., Case No. 1:00CV01415). On the same day, the Company was served with a second complaint filed in the same district court by Mutual Wholesale Services, Inc. ("Mutual Wholesale"), on its own behalf and on behalf of all others similarly situated (Mutual Wholesale Services, Inc. v. United States Tobacco Company, et al., Case No. 1:00CV01454). Other than the fact that the latter purports to be a class action, the two actions are similar in all material respects. Both actions were brought by the same plaintiffs' counsel, and both complaints consist of the same substantive allegations and name as defendants UST Inc., United States Tobacco Company, United States Tobacco Sales and Marketing Company Inc., and United States Tobacco Manufacturing Company Inc. ("U.S. Tobacco").

     Plaintiffs Keystone and Mutual Wholesale allege that U.S. Tobacco engaged in conduct that violated the federal antitrust laws, including Sections 1 and 2 of the Sherman Act and Section 3 of the Clayton Act. Specifically, plaintiffs claim that U.S. Tobacco "became alarmed at Conwood's continuing success" and sought to exclude Conwood and other competi tors by obtaining "exclusive vending," practicing "category management," and seeking space allocation in accordance with "market" share. Plaintiffs allege that U.S. Tobacco engaged in these practices both unilaterally and in concert with "its co-conspirators (including various retailers and distributors)." Plaintiffs claim that such practices unreasonably restrained trade and protected U.S. Tobacco's monopoly position, resulting in increased prices for moist snuff products and injuring plaintiffs in their business and property. Plaintiffs also claim that U.S. Tobacco "is affirmatively and collaterally estopped from contesting all issues determined by the jury and confirmed by the judgment in Conwood v. UST."

     Both actions are derived directly from the Conwood litigation. As described in the Company's Quarterly Report on Form 10-Q for the quarter ended on March 31, 2000, the Company believes that the judgment in Conwood should ultimately be reversed. However, even if Conwood were ultimately to prevail on issues currently challenged by Registrant in post-trial motions or on appeal, the plaintiffs in the Keystone and Mutual Wholesale actions will still need to establish additional elements before liability could be imposed on the Company, and the Company believes it has meritorious defenses in this regard.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 11, 2000

                                    UST INC.


                                    By: /s/ Debra A. Baker
                                        --------------------------------------
                                    Name:  Debra A. Baker
                                    Title: Senior Vice President and
                                             Secretary



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